EXHIBIT 99.1

DISCLAIMER

The accompanying electronic file (the "Distributed Materials") contains modeling information

distributed to you by WaMu Capital Corp. ("WaMu Capital") for the purpose of assisting you

in making a preliminary analysis of the referenced securities, and does not constitute

an offer to sell, or a solicitation to buy, such securities. The Distributed
Materials

are intended for the exclusive use of the party to whom WaMu Capital has directly

distributed such materials (the "Recipient"). By accepting the Distributed
Materials,

Recipient agrees that it will not (a) use the Distributed Materials or any information,

tables and other statistical analyses that Recipient may generate on the basis of the

Distributed Materials (such generated information, the "Hypothetical Performance
Data",

and together with the Distributed Materials, the "Information") for any purpose other

than to make a preliminary analysis of the referenced securities, or (b) provide any Information to any person other than its legal, tax financial and/or accounting

advisors for the purposes of making a preliminary analysis of the referenced securities.

Recipient agrees and acknowledges that the Hypothetical Performance Data will be generated by or on behalf of the Recipient, and that neither WaMu Capital not anyone

acting on its behalf has generated or will generate or is in any way responsible for

any Hypothetical Performance Data.

Although the Distributed Materials have been sent to you by WaMu Capital, and not

the issuer of the securities, the Information is based on information furnished by

the issuer of the securities and its affiliates and other third parties, the accuracy

and completeness of which has not been verified by WaMu Capital or any other person.

Further, numerous assumptions were used in preparing the Distributed Materials, which

has assumptions that may not be reflected in the Distributed Materials or the

Hypothetical Performance Data. Any weighted average lives, yields, principal payment

periods and other information shown in the Hypothetical Performance Data will be based on various assumptions, and changes in such assumptions may dramatically affect

such weighted average lives, yields, principal payment periods and other information.

Neither WaMu Capital nor any of its affiliates makes any representation or warranty

as to the actual rate or timing of payments on any of the underlying assets, payments

or yield on the securities or other assumptions used in generating the
Hypothetical

Performance Data. Further, the specific characteristics of the actual securities may differ from those shown in the Information due to, among other things, differences

between (a) the actual underlying assets and the hypothetical underlying assets used

in preparing the Information and (b) the assumptions used by you in producing the

Hypothetical Performance Data and the actual assumptions used in pricing the actual

securities. As such, no assurance can be given as to the Information's accuracy,

appropriateness or completeness in any particular context; nor as to whether the

Information and/or the assumptions upon which it is based reflect present market conditions or future market performance. The Information should not be construed as

either projections or predictions or as legal, tax, financial or accounting advice.

Although a registration statement (including a prospectus) relating to the securities

referenced in the Distributed Materials has been filed with the Securities and
Exchange

Commission and is effective, the final prospectus supplement relating to the actual

securities to be offered has not yet been filed with the Securities and Exchange

Commission. Neither the Distributed Materials nor any other materials or communications

shall constitute an offer to sell or the solicitation of an offer to buy the referenced

securities in any state in which such offer, solicitation, or sale would be unlawful

prior to the registration or qualification of such securities under the securities laws

of any such state. The principal amount, designation and terms of any security described

in the Information are preliminary and subject to change prior to issuance.
Prospective

purchasers are referred to the final prospectus supplement relating to the actual securities

to be offered that are preliminarily discussed in the Information for final principal

amount, designation and terms of any security described in the Information prior to

committing to purchase any such security. Once available, a final prospectus and prospectus supplement may be obtained by contacting the WaMu Capital Trading
Desk

at (206) 554-2420.

The Distributed Materials supercede all information relating to the subject securities that have been made available to you previously. In addition,

the Information will be superseded in its entirety by any information made available to you after the date hereof (if any), as well as by the final prospectus

supplement and prospectus relating to the actual securities preliminarily discussed in the Information.

Please be advised that the securities described in the Information may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayment, yield curve and interest rate risks. Investors should make every effort to consider the risks of the securities described therein.

If you have received this communication in error, please notify the sending party immediately by telephone and return the original to such party by electronic mail.

! WAMU04AR2.CDI #CMOVER_3.0D WHOLE_LOAN ! MAX_CF_VECTSIZE 555

!

!! Created by Intex Deal Maker v3.6.046 , subroutines 3.0f_p2

!! 04/23/2004 5:04 PM

!

COLLAT_TYPE "5/1 Arms"

!

! Modeled in the Intex CMO Modeling Language, (WG11KA79H7Y)

! which is copyright (c) 2003 by Intex Solutions, Inc.

! Intex shall not be held liable for the accuracy of this data

! nor for the accuracy of information which is derived from this data.

!

!

DEFINE CONSTANT #OrigCollBal = 607568701.01

!

DEFINE CONSTANT #OrigBondBal = 607568701.01

!

!

FULL_DEALNAME: WAMU 2004-AR2

MANAGER_COLLATERAL: Mac Skimming

!

ISSUER: Washington Mutual Mortgage Securities Corp

DEALER: WaMu Capital Corp

DEAL SIZE: $ 607568701.01

PRICING SPEED: 25% CPR

! ISSUE DATE: 20040401

SETTLEMENT DATE: 20040428

!

Record date delay: 24

!

DEFINE TR_INDEXDEPS_ALL

!

DEFINE SCHEDULE "SHIFT%","a4"

!

DEAL_CLOCK_INFO _

ISSUE_CDU_DATE 20040401 _

DEAL_FIRSTPAY_DATE 20040525

!

!

CREDIT_SUPPORT_BASIS DEAL

DEFINE DYNAMIC STICKY #NetRate = ( COLL_I_MISC("COUPON") ) / COLL_PREV_BAL *
1200

!

!

DEFINE TABLE "SI_LOSSA0" (7, 2) = "MONTH" "SHIFTR"

36.1 20%

120.1 30%

132.1 30%

144.1 35%

156.1 40%

168.1 45%

360.1 50%

!

!

TOLERANCE WRITEDOWN_0LOSS 1.00

!

Define Collat Sum #X_Int = MAX( 0, LOAN("GROSSMARGIN") - LOAN("SERVRATE") - 1.40
)

* LOAN("PREVBAL") / 1200

Define Dynamic #CAP = (COLL_I_MISC("COUPON") - #X_Int) / COLL_PREV_BAL * 1200

!

DEFINE INDEX "_12MTA"

!

INITIAL INDEX CMT_1YR 1.225

!

DEFINE TRANCHE "A", "B1", "B2", "B3", "B4", "B5", "B6", "X"

!

!

Tranche "A" SEN_FLT

Block 574152300.00 at 2.573938 FREQ M FLOAT RESET M _

COUPONCAP 30360 NONE ( #CAP ); _

DAYCOUNT 30360 BUSINESS_DAY NONE _

Delay 24 Dated 20040401 Next 20040525

(1 * CMT_1YR("MTA") + 1.4)

0 999

!

Tranche "R" SEN_FLT

Block 100.00 at 2.57394 FREQ M FLOAT RESET M _

COUPONCAP 30360 NONE ( #CAP ); _

DAYCOUNT 30360 BUSINESS_DAY NONE _

Delay 24 Dated 20040401 Next 20040525

(1 * CMT_1YR("MTA") + 1.4)

0 999

!

Tranche "B1" JUN_FLT

Block 13063000.00 at 2.573938 FREQ M FLOAT RESET M _

COUPONCAP 30360 NONE ( #CAP ); _

DAYCOUNT 30360 BUSINESS_DAY NONE _

Delay 24 Dated 20040401 Next 20040525

(1 * CMT_1YR("MTA") + 1.4)

0 999

!

Tranche "B2" JUN_FLT

Block 6987000.00 at 2.573938 FREQ M FLOAT RESET M _

COUPONCAP 30360 NONE ( #CAP ); _

DAYCOUNT 30360 BUSINESS_DAY NONE _

Delay 24 Dated 20040401 Next 20040525

(1 * CMT_1YR("MTA") + 1.4)

0 999

!

Tranche "B3" JUN_FLT

Block 4253000.00 at 2.573938 FREQ M FLOAT RESET M _

COUPONCAP 30360 NONE ( #CAP ); _

DAYCOUNT 30360 BUSINESS_DAY NONE _

Delay 24 Dated 20040401 Next 20040525

(1 * CMT_1YR("MTA") + 1.4)

0 999

!

Tranche "B4" JUN_FLT

Block 3949000.00 at 2.573938 FREQ M FLOAT RESET M _

COUPONCAP 30360 NONE ( #CAP ); _

DAYCOUNT 30360 BUSINESS_DAY NONE _

Delay 24 Dated 20040401 Next 20040525

(1 * CMT_1YR("MTA") + 1.4)

0 999

!

Tranche "B5" JUN_FLT

Block 3038000.00 at 2.573938 FREQ M FLOAT RESET M _

COUPONCAP 30360 NONE ( #CAP ); _

DAYCOUNT 30360 BUSINESS_DAY NONE _

Delay 24 Dated 20040401 Next 20040525

(1 * CMT_1YR("MTA") + 1.4)

0 999

!

Tranche "B6" JUN_FLT

Block 2126301.01 at 2.573938 FREQ M FLOAT RESET M _

COUPONCAP 30360 NONE ( #CAP ); _

DAYCOUNT 30360 BUSINESS_DAY NONE _

Delay 24 Dated 20040401 Next 20040525

(1 * CMT_1YR("MTA") + 1.4)

0 999

!

Tranche "X" SEN_FLT_IO

Block 607568701.01 FREQ M FLOAT RESET M NOTIONAL WITH BLOCK

"R#1"&"A#1"&"B1#1"&"B2#1"&"B3#1"&"B4#1"&"B5#1"&"B6#1" _

DAYCOUNT 30360 BUSINESS_DAY NONE _

Delay 24 Dated 20040401 Next 20040525

(#X_Int / BBAL("X") * 1200)

0 999

!

!

DEFINE PSEUDO_TRANCHE COLLAT _

Delay 24 Dated 20040401 Next 20040525 Settle 20040428

!

CLASS "X" NO_BUILD_TRANCHE _

= "X"

CLASS "R" NO_BUILD_TRANCHE _

= "R"

CLASS "A" NO_BUILD_TRANCHE _

= "A"

CLASS "B1" NO_BUILD_TRANCHE _

= "B1"

CLASS "B2" NO_BUILD_TRANCHE _

= "B2"

CLASS "B3" NO_BUILD_TRANCHE _

= "B3"

CLASS "B4" NO_BUILD_TRANCHE _

= "B4"

CLASS "B5" NO_BUILD_TRANCHE _

= "B5"

CLASS "B6" NO_BUILD_TRANCHE _

= "B6"

CLASS "SNR" WRITEDOWN_BAL PRORATA ALLOCATION _

= "R" "A"

CLASS "SUBORD" WRITEDOWN_BAL SUBORD _

= "B1" "B2" "B3" "B4" "B5" "B6"

!

!

CLASS "ROOT" _

= "X" "SNR" "SUBORD"

!

DEFINE PSEUDO_TRANCHE CLASS "SNR"

Delay 24 Dated 20040401 Next 20040525 DAYCOUNT 30360 BUSINESS_DAY NONE

!

DEFINE PSEUDO_TRANCHE CLASS "SUBORD"

Delay 24 Dated 20040401 Next 20040525 DAYCOUNT 30360 BUSINESS_DAY NONE

!

!

CROSSOVER When 0

!

OPTIONAL REDEMPTION: "CLEANUP" _

DEAL_FRAC 5% _

PRICE_P ( COLL_BAL );

!

!

INTEREST_SHORTFALL FULL_PREPAY Compensate Pro_rata _

PARTIAL_PREPAY Compensate Pro_rata _

LOSS Compensate Pro_rata

!

TRANCHE MISCINFO

R RATING MD "NA"

A RATING MD "NA"

B1 RATING MD "Aa2" SP "AA"

B2 RATING MD "A2" SP "A"

B3 RATING MD "Baa2" SP "BBB"

B4 RATING MD "Ba2" SP "BB"

B5 RATING SP "B"

B6 RATING MD "NA"

X RATING MD "NA"

!

!

CMO Block Payment Rules

------------------------------------

!

calculate : #Sub2TimesTest = BBAL("SUBORD")/BBAL("SNR","SUBORD") _

GE 2 * ORIG_BBAL("SUBORD")/ORIG_BBAL("SNR","SUBORD")

!

calculate : #SenPct = 100 * BBAL("SNR")/BBAL("SNR","SUBORD")

!

calculate : #ReduceTestA = LOOKUP_TBL( "STEP", CURMONTH , "SI_LOSSA0", "MONTH",
"SHIFTR" )

!

calculate : #StepProviso1 = (( AVG_DELINQ_BAL(2,2) < 50% * BBAL("SUBORD")) and _

( DELINQ_LOSS_ACCUM < ORIG_BBAL("SUBORD") * #ReduceTestA ) )

!

calculate : #SenPrep = _

IF (#SenPct > 100 * ORIG_BBAL("SNR")/ORIG_BBAL("SNR","SUBORD")) _

THEN 100 _

ELSE #SenPct + SHIFT% * (100-#SenPct), _

Reduce_SHIFT%_when SLIPPERY FAILVAL_NOCHANGE _

(#StepProviso1)

!

calculate : #SenPrep = _

IF #SenPct > 100 * ORIG_BBAL("SNR")/ORIG_BBAL("SNR","SUBORD") _

THEN 100 _

ELSE IF #Sub2TimesTest and ( #StepProviso1 ) _

THEN IF CURMONTH LE 36 _

THEN #SenPct + (50% * (100-#SenPct)) _

ELSE #SenPct _

ELSE #SenPrep

!

calculate : #SENRECOV = _

MAX( 0, MIN( #SenPct/100 * DELINQ_LIQUIDATE, _

#SenPrep/100 * DELINQ_RECOVER ))

!

calculate: "SNR" _

NO_CHECK SCHEDULED AMOUNT V0 = #SenPct / 100 * COLL_P_SCHED , _

NO_CHECK PREPAY AMOUNT LIMIT V1 = #SenPrep / 100 * COLL_P_PREPAY , _

NO_CHECK RECOVER AMOUNT LIMIT V3 = #SENRECOV

!

calculate : #SenSchedAlloc = V0

calculate : #SenPrepayAlloc = V1

calculate : #SenRecoverAlloc = V3

!

calculate : #SubSched = MAX( 0, COLL_P_SCHED - #SenSchedAlloc )

calculate : #SubPrepay = MAX( 0, COLL_P_PREPAY - #SenPrepayAlloc )

calculate : #SubRecov = MAX( 0, DELINQ_RECOVER - #SenRecoverAlloc)

!

calculate: "B1" _

NO_CHECK SCHEDULED AMOUNT = #SubSched * SHARE("B1") , _

NO_CHECK PREPAY AMOUNT = #SubPrepay * SUB_SHARE("B1") , _

NO_CHECK RECOVER AMOUNT = #SubRecov * SHARE("B1")

!

calculate: "B2" _

NO_CHECK SCHEDULED AMOUNT = #SubSched * SHARE("B2") , _

NO_CHECK PREPAY AMOUNT = #SubPrepay * SUB_SHARE("B2") , _

NO_CHECK RECOVER AMOUNT = #SubRecov * SHARE("B2")

!

calculate: "B3" _

NO_CHECK SCHEDULED AMOUNT = #SubSched * SHARE("B3") , _

NO_CHECK PREPAY AMOUNT = #SubPrepay * SUB_SHARE("B3") , _

NO_CHECK RECOVER AMOUNT = #SubRecov * SHARE("B3")

!

calculate: "B4" _

NO_CHECK SCHEDULED AMOUNT = #SubSched * SHARE("B4") , _

NO_CHECK PREPAY AMOUNT = #SubPrepay * SUB_SHARE("B4") , _

NO_CHECK RECOVER AMOUNT = #SubRecov * SHARE("B4")

!

calculate: "B5" _

NO_CHECK SCHEDULED AMOUNT = #SubSched * SHARE("B5") , _

NO_CHECK PREPAY AMOUNT = #SubPrepay * SUB_SHARE("B5") , _

NO_CHECK RECOVER AMOUNT = #SubRecov * SHARE("B5")

!

calculate: "B6" _

NO_CHECK SCHEDULED AMOUNT = #SubSched * SHARE("B6") , _

NO_CHECK PREPAY AMOUNT = #SubPrepay * SUB_SHARE("B6") , _

NO_CHECK RECOVER AMOUNT = #SubRecov * SHARE("B6")

!

calculate : "R" _

NEGAM FRACTION = BBAL("R") / BBAL("SNR","SUBORD")

!

calculate : "A" _

NEGAM FRACTION = BBAL("A") / BBAL("SNR","SUBORD")

!

calculate : "B1" _

NEGAM FRACTION = BBAL("B1") / BBAL("SNR","SUBORD")

!

calculate : "B2" _

NEGAM FRACTION = BBAL("B2") / BBAL("SNR","SUBORD")

!

calculate : "B3" _

NEGAM FRACTION = BBAL("B3") / BBAL("SNR","SUBORD")

!

calculate : "B4" _

NEGAM FRACTION = BBAL("B4") / BBAL("SNR","SUBORD")

!

calculate : "B5" _

NEGAM FRACTION = BBAL("B5") / BBAL("SNR","SUBORD")

!

calculate : "B6" _

NEGAM FRACTION = BBAL("B6") / BBAL("SNR","SUBORD")

!

calculate : #ExcessSub = EXCESS_SUB_AMT

!

calculate : #ExcessSubBal = BBAL("SNR")

calculate: #ExcessSubBal = #ExcessSubBal + BBAL("B1") * (1.0 - HAS_EXCESS_SUB("B1"))

calculate: #ExcessSubBal = #ExcessSubBal + BBAL("B2") * (1.0 - HAS_EXCESS_SUB("B2"))

calculate: #ExcessSubBal = #ExcessSubBal + BBAL("B3") * (1.0 - HAS_EXCESS_SUB("B3"))

calculate: #ExcessSubBal = #ExcessSubBal + BBAL("B4") * (1.0 - HAS_EXCESS_SUB("B4"))

calculate: #ExcessSubBal = #ExcessSubBal + BBAL("B5") * (1.0 - HAS_EXCESS_SUB("B5"))

calculate: #ExcessSubBal = #ExcessSubBal + BBAL("B6") * (1.0 - HAS_EXCESS_SUB("B6"))

!

calculate : "SNR" _

NO_CHECK EXCESS_SUB_AMT AMOUNT = BBAL("SNR") / #ExcessSubBal * #ExcessSub

!

calculate : "B1" _

NO_CHECK EXCESS_SUB_AMT AMOUNT = BBAL("B1") * (1.0-HAS_EXCESS_SUB("B1")) /

#ExcessSubBal * #ExcessSub

!

calculate : "B2" _

NO_CHECK EXCESS_SUB_AMT AMOUNT = BBAL("B2") * (1.0-HAS_EXCESS_SUB("B2")) /

#ExcessSubBal * #ExcessSub

!

calculate : "B3" _

NO_CHECK EXCESS_SUB_AMT AMOUNT = BBAL("B3") * (1.0-HAS_EXCESS_SUB("B3")) /

#ExcessSubBal * #ExcessSub

!

calculate : "B4" _

NO_CHECK EXCESS_SUB_AMT AMOUNT = BBAL("B4") * (1.0-HAS_EXCESS_SUB("B4")) /

#ExcessSubBal * #ExcessSub

!

calculate : "B5" _

NO_CHECK EXCESS_SUB_AMT AMOUNT = BBAL("B5") * (1.0-HAS_EXCESS_SUB("B5")) /

#ExcessSubBal * #ExcessSub

!

calculate : "B6" _

NO_CHECK EXCESS_SUB_AMT AMOUNT = BBAL("B6") * (1.0-HAS_EXCESS_SUB("B6")) /

#ExcessSubBal * #ExcessSub

!

------------------------------------

from : CLASS ( "R" )

pay : NEGAM SEQUENTIAL ( "R#1" )

------------------------------------

from : CLASS ( "A" )

pay : NEGAM SEQUENTIAL ( "A#1" )

------------------------------------

from : CLASS ( "B1" )

pay : NEGAM SEQUENTIAL ( "B1#1" )

------------------------------------

from : CLASS ( "B2" )

pay : NEGAM SEQUENTIAL ( "B2#1" )

------------------------------------

from : CLASS ( "B3" )

pay : NEGAM SEQUENTIAL ( "B3#1" )

------------------------------------

from : CLASS ( "B4" )

pay : NEGAM SEQUENTIAL ( "B4#1" )

------------------------------------

from : CLASS ( "B5" )

pay : NEGAM SEQUENTIAL ( "B5#1" )

------------------------------------

from : CLASS ( "B6" )

pay : NEGAM SEQUENTIAL ( "B6#1" )

------------------------------------

from : CLASS ( "SNR" )

pay : CLASS INTEREST PRO_RATA ( "R"; "A" )

pay : CLASS INTSHORT PRO_RATA ( "R"; "A" )

------------------------------------

from : CLASS ( "SNR" )

pay : CLASS BALANCE SEQUENTIAL ( "R", "A" )

------------------------------------

!

------------------------------------

from : CLASS ( "R" )

pay : SEQUENTIAL ( "R#1" )

------------------------------------

from : CLASS ( "A" )

pay : SEQUENTIAL ( "A#1" )

------------------------------------

------------------------------------

from : CLASS ( "B1" )

pay : SEQUENTIAL ( "B1#1" )

------------------------------------

from : CLASS ( "B2" )

pay : SEQUENTIAL ( "B2#1" )

------------------------------------

from : CLASS ( "B3" )

pay : SEQUENTIAL ( "B3#1" )

------------------------------------

from : CLASS ( "B4" )

pay : SEQUENTIAL ( "B4#1" )

------------------------------------

from : CLASS ( "B5" )

pay : SEQUENTIAL ( "B5#1" )

------------------------------------

from : CLASS ( "B6" )

pay : SEQUENTIAL ( "B6#1" )

------------------------------------

!

Schedule "SHIFT%"

Declare

120 100%

132 70%

144 60%

156 40%

168 20%

360 0%

!

Schedule "a4"

DECLARE

VALUES OK

20020625 95604000

20020725 93765819.99

20020825 91943818.27

20020925 90137866.79

20021025 88347824.96

20021125 86573553.44

20021225 84814914.09

20030125 83071769.97

20030225 81343985.36

20030325 79631425.72

20030425 77933957.69

20030525 76251449.08

20030625 74583768.83

20030725 72930787.07

20030825 71292375.04

20030925 69668405.11

20031025 68058750.78

20031125 66463286.64

20031225 64881888.39

20040125 63314432.81

20040225 61760797.77

20040325 60220862.19

20040425 58694506.08

20040525 57181610.47

20040625 55682057.45

20040725 54195730.14

20040825 52722512.67

20040925 51262290.21

20041025 49814948.91

20041125 48380375.93

20041225 46958459.41

20050125 45549088.48

20050225 44152153.24

20050325 42767544.74

20050425 41395155

20050525 40034876.97

20050625 38686604.55

20050725 37350232.56

20050825 36025656.74

20050925 34712773.76

20051025 33411481.18

20051125 32121677.45

20051225 30843261.94

20060125 29576134.86

20060225 28337858.4

20060325 27151394.28

20060425 26014575.63

20060525 24925326.22

20060625 23881656.56

20060725 22881660.37

20060825 21923511.03

20060925 21005458.3

20061025 20125825.11

20061125 19283004.5

20061225 18475456.68

20070125 17701706.25

20070225 16960339.5

20070325 16250001.81

20070425 15569395.21

20070525 0

!

!

Collateral

!

! Factor --Delay--

! Type Date P/Y BV Use BV for 0

WL 20040401 9999 9999 FALSE

!

! Pool# Type Gross Current Original --Fee-- Maturity Orig ARM Gross #mos #mos P#mos P#mos Life Reset Life Max Look

! Coupon Factor Balance P/Y BV P/Y BV Term Index Margin ToRst RstPer ToRst RstPer Cap Cap Floor Negam Back

!! BEGINNING OF COLLATERAL

M 1 "Group 1 MTA" WL 00 WAC 3.75062760 ( 6705336.57 / 6705336.57 ); 6705336.57
..425 .425 342:18 342:18 360 NO_CHECK ARM CMT_1YR("MTA") 2.52162760 2 1 2 12
11.61485094 999 2.52162760 122 0 PMTCAP 7.50000 RECAST 60

M 2 "Group 1 MTA" WL 00 WAC 3.90216465 ( 4961093.82 / 4961093.82 ); 4961093.82
..425 .425 343:17 343:17 360 NO_CHECK ARM CMT_1YR("MTA") 2.67316465 2 1 3 12
11.79928083 999 2.67316465 120 0 PMTCAP 7.50000 RECAST 60

M 3 "Group 1 MTA" WL 00 WAC 3.88225477 ( 2772799.58 / 2772799.58 ); 2772799.58
..425 .425 347:13 347:13 360 NO_CHECK ARM CMT_1YR("MTA") 2.65325477 2 1 4 12
11.66290520 999 2.65325477 125 0 PMTCAP 7.50000 RECAST 60

M 4 "Group 1 MTA" WL 00 WAC 3.86057009 ( 3236011.77 / 3236011.77 ); 3236011.77
..425 .425 346:14 346:14 360 NO_CHECK ARM CMT_1YR("MTA") 2.63157009 2 1 5 12
11.45458316 999 2.63157009 118 0 PMTCAP 7.50000 RECAST 60

M 5 "Group 1 MTA" WL 00 WAC 3.89903182 ( 4339023.43 / 4339023.43 ); 4339023.43
..425 .425 347:13 347:13 360 NO_CHECK ARM CMT_1YR("MTA") 2.67003182 2 1 6 12
11.26547943 999 2.67003182 124 0 PMTCAP 7.50000 RECAST 60

M 6 "Group 1 MTA" WL 00 WAC 3.83665067 ( 17870740.96 / 17870740.96 );
17870740.96 .425 .425 343:17 343:17 360 NO_CHECK ARM CMT_1YR("MTA") 2.60765067 2
1 7 12 11.90188917 999 2.60765067 125 0 PMTCAP 7.50000 RECAST 60

M 7 "Group 1 MTA" WL 00 WAC 3.78058986 ( 73292567.65 / 73292567.65 );
73292567.65 .425 .425 343:17 343:17 360 NO_CHECK ARM CMT_1YR("MTA") 2.55158986 2
1 8 12 11.90225746 999 2.55158986 125 0 PMTCAP 7.50000 RECAST 60

M 8 "Group 1 MTA" WL 00 WAC 3.80115047 ( 29710658.89 / 29710658.89 );
29710658.89 .425 .425 346:14 346:14 360 NO_CHECK ARM CMT_1YR("MTA") 2.57215047 2
1 9 12 11.56134393 999 2.57215047 125 0 PMTCAP 7.50000 RECAST 60

M 9 "Group 1 MTA" WL 00 WAC 3.87718119 ( 13296632.86 / 13296632.86 );
13296632.86 .425 .425 349:11 349:11 360 NO_CHECK ARM CMT_1YR("MTA") 2.64818119 2
1 10 12 11.20775309 999 2.64818119 124 0 PMTCAP 7.50000 RECAST 60

M 10 "Group 1 MTA" WL 00 WAC 3.76026268 ( 206822297.00 / 206822297.00 );
206822297.00 .425 .425 363:2 363:2 365 NO_CHECK ARM CMT_1YR("MTA") 2.61185712 2
1 11 12 10.00482090 999 2.61185712 125 0 PMTCAP 7.50000 RECAST 60

M 11 "Group 1 MTA" WL 00 WAC 3.72276560 ( 240093406.37 / 240093406.37 );
240093406.37 .425 .425 362:1 362:1 363 NO_CHECK ARM CMT_1YR("MTA") 2.56367667 2
1 12 12 9.97296687 999 2.56367667 125 0 PMTCAP 7.50000 RECAST 60

M 12 "Group 1 MTA" WL 00 WAC 4.07389178 ( 4468132.11 / 4468132.11 ); 4468132.11
..425 .425 348:12 348:12 360 NO_CHECK ARM CMT_1YR("MTA") 2.84489178 2 1 13 12
11.29615263 999 2.84489178 125 0 PMTCAP 7.50000 RECAST 60